UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 17, 2007

Date of Report - (Date of earliest event reported)

PARAMOUNT ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-51518	20-2938469
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

787 7th Avenue, 48th Floor

New York, NY 10019

(Address of principal executive offices) (Zip Code)

(212) 554-4300

(Registrant’s telephone number)

not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events

On June 1, 2007, Paramount Acquisition Corp., a Delaware corporation, entered into a Stock Purchase Agreement among Paramount, B.J.K. Inc., a New York corporation doing business as Chem Rx, and the stockholders of Chem Rx listed on Exhibit A thereto. Pursuant to the Stock Purchase Agreement, on the closing date, subject to Paramount stockholder approval, Paramount will acquire 100% of the issued and outstanding shares of common stock of Chem Rx.

The transaction summary attached as Exhibit 99.1 is being filed under Rule 14a-12 in connection with the transaction described above.

Item 9.01               Financial Statements and Exhibits.

(c) Exhibits

99.1                           Chem Rx Transaction Summary

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARAMOUNT ACQUISITION CORP.

	By:	/s/ J. JAY LOBELL
Name: J. Jay Lobell
Title: Chief Executive Officer

Dated: July 17, 2007

Exhibit Index

Exhibit No.

99.1	Chem Rx Transaction Summary